EXHIBIT 99.1

PROS HOLDINGS, INC. REPORTS SECOND QUARTER 2023 FINANCIAL RESULTS

•Total revenue of $75.8 million, up 11% year-over-year.
•Subscription revenue of $57.3 million, up 14% year-over-year.
•Subscription gross margin of 75% and non-GAAP subscription gross margin of 78%, up 150 basis points year-over-year.

HOUSTON – July 25, 2023 — PROS Holdings, Inc. (NYSE: PRO), a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions, today announced financial results for the second quarter ended June 30, 2023.

“We delivered an outstanding second quarter, exceeding our guidance ranges across all metrics, driving 14% subscription revenue growth, and delivering a more than 100% improvement to adjusted EBITDA year-over-year,” stated CEO Andres Reiner. “Our performance in the first half of 2023 is a testament to the critical need for the PROS Platform in the market as businesses look to embrace digitization, automation, and AI to fuel profitable growth. Our passion for continuous AI innovation and delivering exceptional customer value is why we continue to welcome many new customers to PROS across the industries we serve.”

Second Quarter 2023 Financial Highlights

Key financial results for the second quarter 2023 are shown below. Throughout this press release all dollar figures are in millions, except net (loss) earnings per share. Unless otherwise noted, all results are on a reported basis and are compared with the prior-year period.

	GAAP			Non-GAAP
	Q2 2023	Q2 2022	Change	Q2 2023	Q2 2022	Change
Revenue:
Total Revenue	$75.8	$68.4	11%	n/a	n/a	n/a
Subscription Revenue	$57.3	$50.4	14%	n/a	n/a	n/a
Subscription and Maintenance Revenue	$62.4	$57.6	8%	n/a	n/a	n/a
Profitability:
Gross Profit	$47.2	$40.7	16%	$49.4	$43.4	14%
Operating (Loss) Income	$(13.4)	$(20.5)	$7.2	$(1.0)	$(7.2)	$6.2
Net (Loss) Income	$(13.3)	$(22.4)	$9.1	$(0.3)	$(6.5)	$6.2
Net (Loss) Earnings Per Share	$(0.29)	$(0.50)	$0.21	$(0.01)	$(0.14)	$0.13
Adjusted EBITDA	n/a	n/a	n/a	$0.1	$(6.0)	$6.1
Cash:
Net Cash Used in Operating Activities	$(6.5)	$(1.9)	$(4.6)	n/a	n/a	n/a
Free Cash Flow	n/a	n/a	n/a	$(6.2)	$(2.2)	$(4.0)
The attached table provides a summary of PROS results for the period, including a reconciliation of GAAP to non-GAAP metrics.

Recent Business Highlights

•Welcomed many new customers who are adopting the PROS Platform such as Condor, JSX, Novolex, Pipeline Supply & Services, PODS, Singapore Airlines Cargo, and XMA Limited, among others.

•Named a Leader in the Forrester WaveTM: Configure, Price, Quote Solutions Q2 2023 evaluation; PROS is now the only independent software solution to be named a Leader in CPQ by both Gartner and Forrester.

•Launched a new partnership with Adobe that combines Adobe’s Commerce offering with PROS market leading CPQ product configuration capabilities, enabling Adobe Commerce customers to power personalized products and offers through their eCommerce channels.

•Delivered the 2023 Outperform with PROS Conference which had PROS largest, in-person user conference turnout ever; the event featured over 50 customer speakers and attracted business leaders from around the globe eager to learn how to use digitization, automation, and AI to thrive in ever-changing markets.

•Hosted PROS 2023 Analyst Day on May 23, 2023 at the 2023 Outperform with PROS Conference where PROS executive management team presented PROS vision, strategy, and three-year financial projections.

•Named as one of three Global Independent Software Vendor finalists for Business Transformation in the 2023 Microsoft US Partner of the Year Award for the second year in a row, placing PROS in the top 1% of Microsoft partners globally; PROS was recognized for our seamlessly integrated Smart CPQ offering which enhances and extends Microsoft Dynamics 365 Sales to help businesses fuel profitable growth through AI-powered, digital sales experiences.

Financial Outlook

PROS currently anticipates the following based on an estimated 46.7 million diluted weighted average shares outstanding for the third quarter of 2023 and a 22% non-GAAP estimated tax rate for the third quarter and full year 2023.

	Q3 2023 Guidance	v. Q3 2022 at Mid-Point	Full Year 2023 Guidance	v. Prior Year at Mid-Point
Total Revenue	$75.0 to $76.0	7%	$300.0 to $302.0	9%
Subscription Revenue	$58.6 to $59.1	14%	$231.7 to $233.7	14%
Subscription ARR	n/a	n/a	$251.0 to $254.0	11%
Non-GAAP Earnings Per Share	$0.03 to $0.04	$0.10	n/a	n/a
Adjusted EBITDA	$2.5 to $3.5	$5.2	$5.5 to $7.5	$21.4
Free Cash Flow	n/a	n/a	$2.5 to $6.5	$26.2
Conference Call
In conjunction with this announcement, PROS Holdings, Inc. will host a conference call on Tuesday, July 25, 2023, at 4:45 p.m. ET to discuss the Company’s financial results and business outlook. To access this call, dial 1-877-407-9039 (toll-free) or 1-201-689-8470. The live and archived webcasts of this call can be accessed under the “Investor Relations” section of the Company’s website at www.pros.com.

A telephone replay will be available until Tuesday, August 1, 2023, 11:59 PM ET at 1-844-512-2921 (toll-free) or 1-412-317-6671 using the pass code 13739818.

About PROS

PROS Holdings, Inc. (NYSE: PRO) is a leading provider of AI-powered SaaS pricing, CPQ, revenue management, and digital offer marketing solutions. Our vision is to optimize every shopping and selling experience. With over 30 years of industry expertise and a proven track record of success, PROS helps B2B and B2C companies across the globe, in a variety of industries, including airlines, manufacturing, distribution, and services, drive profitable growth. The PROS Platform leverages AI to provide real-time predictive insights that enable businesses to drive revenue and margin improvements. To learn more about PROS and our innovative SaaS solutions, please visit our website at www.pros.com.

Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about our financial outlook; expectations; ability to achieve future growth and profitability; management's confidence and optimism; positioning; customer successes; demand for our software solutions; pipeline; business expansion; revenue; subscription revenue; ARR; non-GAAP earnings (loss) per share; adjusted EBITDA; free cash flow; shares outstanding and effective tax rate. The forward-looking statements contained in this press release are based upon our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates or expectations will be achieved. Factors that could cause actual results to differ materially from those described herein include, among others, risks related to: (a) the macroeconomic environment, (b) the effects of inflation, (c) the impact of the COVID-19 pandemic, (d) cyberattacks, data breaches and breaches of security measures within our products, systems and infrastructure or products, systems and infrastructure of third parties upon whom we rely, (e) increasing business from customers and maintaining subscription renewal rates, (f) managing our growth and profit objectives effectively, (g) disruptions from our third party data center, software, data, and other unrelated service providers, (h) implementing our solutions, (i) cloud operations, (j) intellectual property and third-party software, (k) acquiring and integrating businesses and/or technologies, (l) catastrophic events, (m) operating globally, including economic and commercial disruptions, (n) potential downturns in sales and lengthy sales cycles, (o) software innovation, (p) competition, (q) market acceptance of our software innovations, (r) maintaining our corporate culture, (s) personnel risks including loss of any key employees and competition for talent, (t) expanding and training our direct and indirect sales force, (u) evolving data privacy, cyber security and data localization laws, (v) our debt repayment obligations, (w) the timing of revenue recognition and cash flow from operations, (x) migrating customers to our latest cloud solutions, and (y) returning to profitability. Additional information relating to the risks and uncertainties affecting our business is contained in our filings with the SEC. These forward-looking statements represent our expectations as of the date hereof. Subsequent events may cause these expectations to change, and PROS disclaims any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

PROS has provided in this release certain non-GAAP financial measures, including non-GAAP gross profit and margin, non-GAAP income (loss) from operations or non-GAAP operating income (loss), annual recurring revenue, adjusted EBITDA, free cash flow, non-GAAP tax rate, non-GAAP net income (loss), and non-GAAP earnings (loss) per share. PROS uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating PROS’ ongoing operational performance and cloud transition. Non-GAAP gross margin can be compared to gross margin which can be calculated from the condensed consolidated statements of loss by dividing gross profit by total revenue. Non-GAAP gross margin is similarly calculated but first adds back to gross profit the portion of certain of the non-GAAP adjustments described below attributable to cost of revenue. Non-GAAP subscription margin can be compared to subscription margin which can be calculated from the condensed consolidated statements of loss by dividing subscription gross profit (subscription revenue minus subscription cost) by subscription revenue. Non-GAAP subscription margin is similarly calculated but first subtracts out from subscription cost the portion of certain of the non-GAAP adjustments described below attributable to cost of subscription. These items and amounts are presented in the Supplemental Schedule of Non-GAAP Financial Measures.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. A reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release, and can be found, along with other financial information, in the investor relations portion of our website. PROS' use of non-GAAP financial measures may not be consistent with the presentations by similar companies in PROS' industry. PROS has also provided in this release certain forward-looking non-GAAP financial measures, including non-GAAP income (loss) from operations, annual recurring revenue, non-GAAP earnings (loss) per share, adjusted EBITDA, free cash flow, non-GAAP tax rates, and calculated billings (collectively the "non-GAAP financial measures") as follows:

Non-GAAP income (loss) from operations: Non-GAAP income (loss) from operations excludes the impact of share-based compensation, amortization of acquisition-related intangibles and severance. Non-GAAP income (loss) from operations excludes the following items from non-GAAP estimates:
•Share-Based Compensation: Although share-based compensation is an important aspect of compensation for our employees and executives, our share-based compensation expense can vary because of changes in our stock price and market conditions at the time of grant, varying valuation methodologies, and the variety of award types. Since share-based compensation expense can vary for reasons that are generally unrelated to our performance during any particular period, we believe this could make it difficult for investors to compare our current financial results to previous and future periods. Therefore, we believe it is useful to exclude share-based compensation in order to better understand our business performance and allow investors to compare our operating results with peer companies.

•Amortization of Acquisition-Related Intangibles:  We view amortization of acquisition-related intangible assets, such as the amortization of the cost associated with an acquired company's research and development efforts, trade names, customer lists and customer relationships, as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are continually evaluated for impairment, amortization of the cost of purchased intangibles is a static expense, one that is not typically affected by operations during any particular period.
•Severance: Severance costs relate to the separation of our Chief Operations Officer in Q1 2022 and costs related to other internal role consolidations as well as severance cost incurred in Q4 2022 and Q1 2023 as the Company reprioritized its investments to focus on supporting key growth areas of its business. As a result of this reprioritization, the Company incurred severance, employee benefits, outplacement and related costs. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
Non-GAAP earnings (loss) per share: Non-GAAP net income (loss) excludes the items listed above as excluded from non-GAAP income (loss) from operations and also excludes amortization of debt issuance costs and the taxes related to these items and the items excluded from non-GAAP income (loss) from operations. Estimates of non-GAAP earnings (loss) per share are calculated by dividing estimates for non-GAAP net income (loss) by our estimate of weighted average shares outstanding for the future period. In addition to the items listed above as excluded from non-GAAP income (loss) from operations, non-GAAP net income (loss) excludes the following items from non-GAAP estimates:
•Amortization of Debt Issuance Costs: Amortization of debt issuance costs are related to our convertible notes. These amounts are unrelated to our core performance during any particular period, and therefore, we believe it is useful to exclude these amounts in order to better understand our business performance and allow investors to compare our results with peer companies.
•Taxes: We exclude the tax consequences associated with non-GAAP items to provide investors with a useful comparison of our operating results to prior periods and to our peer companies because such amounts can vary significantly. In the fourth quarter of 2014, we concluded that it is more likely than not that we will be unable to fully realize our deferred tax assets and accordingly, established a valuation allowance against those assets. The ongoing impact of the valuation allowance on our non-GAAP effective tax rate has been eliminated to allow investors to better understand our business performance and compare our operating results with peer companies.

Annual Recurring Revenue: Annual Recurring Revenue ("ARR") is used to assess the trajectory of our cloud business. ARR means, as of a specified date, the contracted recurring revenue, including contracts with a future start date, together with annualized overage fees incurred above contracted minimum transactions, and excluding perpetual and term license agreements. ARR should be viewed independently of revenue and any other GAAP measure. Subscription ARR is calculated in the same manner, but excludes maintenance and support ARR.
Non-GAAP Tax Rate: The estimated non-GAAP effective tax rate adjusts the tax effect to quantify the impact of the excluded non-GAAP items.
Adjusted EBITDA: Adjusted EBITDA is defined as GAAP net income (loss) before interest expense, provision for income taxes, depreciation and amortization, as adjusted to eliminate the effect of stock-based compensation cost, severance, amortization of acquisition-related intangibles, and depreciation and amortization. Adjusted EBITDA should not be considered as an alternative to net income (loss) as an indicator of our operating performance.
Free Cash Flow: Free cash flow is a non-GAAP financial measure which is defined as net cash provided by (used in) operating activities, excluding severance payments, less capital expenditures, purchases of other (non-acquisition-related) intangible assets and capitalized internal-use software development costs.
Calculated Billings: Calculated billings is defined as total subscription, maintenance and support revenue plus the change in recurring deferred revenue in a given period.
These non-GAAP estimates are not measurements of financial performance prepared in accordance with GAAP, and we are unable to reconcile these forward-looking non-GAAP financial measures to their directly comparable GAAP financial measures because the information described above which is needed to complete a reconciliation is unavailable at this time without unreasonable effort.

Investor Contact:
PROS Investor Relations
Belinda Overdeput
713-335-5879
ir@pros.com

PROS Holdings, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2023	December 31, 2022
Assets:
Current assets:
Cash and cash equivalents	$184,567	$203,627
Trade and other receivables, net of allowance of $679 and $609, respectively	54,163	48,178
Deferred costs, current	6,221	6,032
Prepaid and other current assets	11,413	9,441
Total current assets	256,364	267,278
Property and equipment, net	24,659	25,012
Operating lease right-of-use assets	14,050	17,474
Deferred costs, noncurrent	8,234	8,764
Intangibles, net	14,425	17,851
Goodwill	107,724	107,561
Other assets, noncurrent	8,508	9,012
Total assets	$433,964	$452,952
Liabilities and Stockholders’ (Deficit) Equity:
Current liabilities:
Accounts payable and other liabilities	$6,874	$7,964
Accrued liabilities	13,784	12,854
Accrued payroll and other employee benefits	20,109	23,797
Operating lease liabilities, current	4,863	7,662
Deferred revenue, current	116,365	108,659
Current portion of convertible debt, net	143,003	—
Total current liabilities	304,998	160,936
Deferred revenue, noncurrent	5,218	8,298
Convertible debt, net, noncurrent	147,522	289,779
Operating lease liabilities, noncurrent	26,456	28,184
Other liabilities, noncurrent	1,224	1,228
Total liabilities	485,418	488,425
Stockholders' (deficit) equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued	—	—
Common stock, $0.001 par value, 75,000,000 shares authorized; 50,821,459 and 50,318,726 shares issued, respectively; 46,140,736 and 45,638,003 shares outstanding, respectively	51	50
Additional paid-in capital	606,599	590,475
Treasury stock, 4,680,723 common shares, at cost	(29,847)	(29,847)
Accumulated deficit	(623,189)	(590,898)
Accumulated other comprehensive loss	(5,068)	(5,253)
Total stockholders’ (deficit) equity	(51,454)	(35,473)
Total liabilities and stockholders’ (deficit) equity	$433,964	$452,952

PROS Holdings, Inc.
Condensed Consolidated Statements of Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Revenue:
Subscription	$57,304	$50,386	$113,273	$99,151
Maintenance and support	5,093	7,249	10,805	15,104
Total subscription, maintenance and support	62,397	57,635	124,078	114,255
Services	13,395	10,727	24,896	20,599
Total revenue	75,792	68,362	148,974	134,854
Cost of revenue:
Subscription	14,059	13,746	28,152	27,525
Maintenance and support	1,876	1,988	4,158	4,155
Total cost of subscription, maintenance and support	15,935	15,734	32,310	31,680
Services	12,636	11,907	25,803	23,322
Total cost of revenue	28,571	27,641	58,113	55,002
Gross profit	47,221	40,721	90,861	79,852
Operating expenses:
Selling and marketing	24,880	24,020	50,890	49,307
Research and development	21,847	23,401	44,138	47,868
General and administrative	13,849	13,837	27,984	28,166
Impairment of fixed assets	—	—	—	1,551
Loss from operations	(13,355)	(20,537)	(32,151)	(47,040)
Convertible debt interest and amortization	(1,576)	(1,576)	(3,152)	(3,152)
Other income (expense), net	1,791	(2)	3,242	(420)
Loss before income tax provision	(13,140)	(22,115)	(32,061)	(50,612)
Income tax provision	149	291	230	434
Net loss	$(13,289)	$(22,406)	$(32,291)	$(51,046)

Net loss per share:
Basic and diluted	$(0.29)	$(0.50)	$(0.70)	$(1.13)
Weighted average number of shares:
Basic and diluted	46,101	45,222	46,013	45,154

PROS Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Operating activities:
Net loss	$(13,289)	$(22,406)	$(32,291)	$(51,046)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,751	3,801	5,752	8,448
Amortization of debt issuance costs	373	373	746	746
Share-based compensation	10,752	10,766	20,656	21,991
Provision for credit losses	(20)	(209)	88	(300)
Loss on disposal of assets	—	—	35	—
Impairment of fixed assets	—	—	—	1,551
Changes in operating assets and liabilities:
Accounts and unbilled receivables	(8,309)	18,571	(6,070)	6,441
Deferred costs	(84)	180	341	132
Prepaid expenses and other assets	1,056	(1,133)	(1,449)	(1,395)
Operating lease right-of-use assets and liabilities	(646)	(378)	(1,237)	(1,117)
Accounts payable and other liabilities	2,541	(2,274)	(1,252)	1,629
Accrued liabilities	573	41	1,077	(68)
Accrued payroll and other employee benefits	4,486	4,102	(3,688)	(9,144)
Deferred revenue	(6,726)	(13,365)	4,607	9,187
Net cash used in operating activities	(6,542)	(1,931)	(12,685)	(12,945)
Investing activities:
Purchases of property and equipment	(277)	(308)	(1,823)	(769)
Purchase of equity securities	—	(169)	—	(169)
Net cash used in investing activities	(277)	(477)	(1,823)	(938)
Financing activities:
Proceeds from employee stock plans	—	—	1,137	1,443
Tax withholding related to net share settlement of stock awards	(958)	—	(5,668)	(212)
Net cash (used in) provided by financing activities	(958)	—	(4,531)	1,231
Effect of foreign currency rates on cash	(32)	193	(21)	277
Net change in cash and cash equivalents	(7,809)	(2,215)	(19,060)	(12,375)
Cash and cash equivalents:
Beginning of period	192,376	217,393	203,627	227,553
End of period	$184,567	$215,178	$184,567	$215,178

PROS Holdings, Inc.
Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands, except per share data)
(Unaudited)
We use these non-GAAP financial measures to assist in the management of the Company because we believe that this information provides a more consistent and complete understanding of the underlying results and trends of the ongoing business due to the uniqueness of these charges.
See breakdown of the reconciling line items on page 10.

	Three Months Ended June 30,		Quarter over Quarter	Six Months Ended June 30,		Year over Year
	2023	2022	% change	2023	2022	% change
GAAP gross profit	$47,221	$40,721	16%	$90,861	$79,852	14%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,243	1,685		2,580	3,668
Severance	—	—		749	—
Share-based compensation	985	1,006		1,817	1,831
Non-GAAP gross profit	$49,449	$43,412	14%	$96,007	$85,351	12%

Non-GAAP gross margin	65.2%	63.5%		64.4%	63.3%

GAAP loss from operations	$(13,355)	$(20,537)	(35)%	$(32,151)	$(47,040)	(32)%
Non-GAAP adjustments:
Amortization of acquisition-related intangibles	1,620	2,597		3,426	5,572
Severance	—	—		3,586	1,508
Share-based compensation	10,752	10,766		20,656	21,991
Total Non-GAAP adjustments	12,372	13,363		27,668	29,071
Non-GAAP loss from operations	$(983)	$(7,174)	(86)%	$(4,483)	$(17,969)	(75)%

Non-GAAP loss from operations % of total revenue	(1.3)%	(10.5)%		(3.0)%	(13.3)%

GAAP net loss	$(13,289)	$(22,406)	(41)%	$(32,291)	$(51,046)	(37)%
Non-GAAP adjustments:
Total Non-GAAP adjustments affecting loss from operations	12,372	13,363		27,668	29,071
Amortization of debt issuance costs	373	373		746	746
Tax impact related to non-GAAP adjustments	235	2,132		1,032	5,012
Non-GAAP net loss	$(309)	$(6,538)	(95)%	$(2,845)	$(16,217)	(82)%

Non-GAAP loss per share	$(0.01)	$(0.14)		$(0.06)	$(0.36)

Shares used in computing non-GAAP loss per share	46,101	45,222		46,013	45,154

PROS Holdings, Inc.
Supplemental Schedule of Non-GAAP Financial Measures
Increase (Decrease) in GAAP Amounts Reported
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Cost of Subscription Items
Amortization of acquisition-related intangibles	1,243	1,685	2,580	3,668
Severance	—	—	125	—
Share-based compensation	169	185	294	336
Total cost of subscription items	$1,412	$1,870	$2,999	$4,004

Cost of Maintenance Items
Severance	—	—	307	—
Share-based compensation	98	98	178	189
Total cost of maintenance items	$98	$98	$485	$189

Cost of Services Items
Severance	—	—	317	—
Share-based compensation	718	723	1,345	1,306
Total cost of services items	$718	$723	$1,662	$1,306

Sales and Marketing Items
Amortization of acquisition-related intangibles	377	912	846	1,904
Severance	—	—	1,595	1,444
Share-based compensation	3,103	3,276	6,031	6,516
Total sales and marketing items	$3,480	$4,188	$8,472	$9,864

Research and Development Items
Severance	—	—	1,008	—
Share-based compensation	2,673	2,899	5,023	6,612
Total research and development items	$2,673	$2,899	$6,031	$6,612

General and Administrative Items
Severance	—	—	234	64
Share-based compensation	3,991	3,585	7,785	7,032
Total general and administrative items	$3,991	$3,585	$8,019	$7,096

PROS Holdings, Inc.
Supplemental Reconciliation of GAAP to Non-GAAP Financial Measures
(In thousands)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Adjusted EBITDA
GAAP Loss from Operations	$(13,355)	$(20,537)	$(32,151)	$(47,040)
Amortization of acquisition-related intangibles	1,620	2,597	3,426	5,572
Severance	—	—	3,586	1,508
Share-based compensation	10,752	10,766	20,656	21,991
Depreciation and other amortization	1,131	1,204	2,326	2,876
Adjusted EBITDA	$148	$(5,970)	$(2,157)	$(15,093)

Net cash used in operating activities	$(6,542)	$(1,931)	$(12,685)	$(12,945)
Severance	579	—	3,749	—
Purchase of property and equipment	(277)	(308)	(1,823)	(769)
Free Cash Flow	$(6,240)	$(2,239)	$(10,759)	$(13,714)

Guidance
	Q3 2023 Guidance		Full Year 2023 Guidance
	Low	High	Low	High
Adjusted EBITDA
GAAP Loss from Operations	$(11,400)	$(10,400)	$(51,900)	$(49,900)
Amortization of acquisition-related intangibles	1,400	1,400	6,100	6,100
Severance	—	—	3,600	3,600
Share-based compensation	11,300	11,300	43,000	43,000
Depreciation and other amortization	1,200	1,200	4,700	4,700
Adjusted EBITDA	$2,500	$3,500	$5,500	$7,500